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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 12, 2003
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                        SOURCE INTERLINK COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)


           1-13437                                      43-1710906
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  (Commission File Number)                   (IRS Employer Identification No.)


27500 Riverview Center Blvd, Suite 400, Bonita Springs, FL              34134
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    (Address of Principal Executive Offices)                          (Zip Code)


                                 (239) 949-4450
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On September 12, 2003, Source Interlink Companies, Inc. issued a press release reporting its results of operations for its second fiscal quarter ended July 31, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2003

                                     SOURCE INTERLINK COMPANIES, INC


                                By:            /s/ Marc Fierman
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                                                  Marc Fierman
                                    Vice President and Chief Financial Officer